                                                                      Exhibit 24

                                POWER OF ATTORNEY

         Each of the undersigned officers and/or directors of Value City Department Stores, Inc., an Ohio corporation (the "Company"), hereby appoints Robert M. Wysinski and Richard L. Walters as his true and lawful attorney-in-fact, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's Registration Statement on Form S-3 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale of 629,445 shares of common stock, without par value, and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

       SIGNATURE                                        TITLE                                      DATE
       ---------                                        -----                                      ----

 *Jay L. Schottenstein                      Chairman of the Board                               May 1, 1998
--------------------------------
Jay L. Schottenstein


  *Saul Schottenstein                       Vice Chairman of the Board                          May 1, 1998
--------------------------------            of Directors
Saul Schottenstein


 /s/ Martin P. Doolan                       President, Chief Executive Officer                  May 1, 1998
--------------------------------            and Director
Martin P. Doolan


  /s/ Robert M. Wysinski                    Senior Vice President , Treasurer,                  May 1, 1998
--------------------------------            Secretary (Principal Financial Officer)
Robert M. Wysinski


  *Richard L. Walters                       Controller, Assistant Treasurer, and                May 1, 1998
--------------------------------            Assistant Secretary
Richard L. Walters                          (Principal Accounting Officer)


  *Geraldine Schottenstein                  Director                                            May 1, 1998
--------------------------------
Geraldine Schottenstein


  *Jon P. Diamond                           Director                                            May 1, 1998
--------------------------------
Jon P. Diamond


  *Richard Gurian                           Director                                            May 1, 1998
--------------------------------
Richard Gurian



  *Robert L. Shook                          Director                                            May 1, 1998
--------------------------------

Robert L. Shook


  *Ari Deshe                                Director                                            May 1, 1998
--------------------------------
Ari Deshe